UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2006 (November 7, 2006)

CHINA WATER GROUP, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-26175	88-0409151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A01, Baicheng Building 584 Yingbin Road Dashi, Panyu District Guangzhou, Guangdong, China	511430
(Address of principal executive offices)	(Zip Code)

(86-20) 3479 9708

(Registrant’s telephone number, including area code)

CHINA EVERGREEN ENVIRONMENTAL CORPORATION

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the filing of this Current Report on Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2006, we amended and restated our articles of incorporation to change our name to China Water Group, Inc. Our former name was China Evergreen Environmental Corporation. The amended and restated articles of incorporation filed as Exhibit 3.1 to this report are incorporated herein by reference. As a result of the name change, our new stock symbol is “CHWG” and the new CUSIP number for our common stock is 16946D104. A press release regarding the name change is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation

99.1	Press Release dated November 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA WATER GROUP, INC.

Date: November 13, 2006	By:	/s/ Peh Chung Lim
		Name:	Peh Chung Lim
		Title:	Chief Financial Officer